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Contact Information:
Carl Burrow, VP of Marketing                 Peter Feist, Sr. VP of Marketing
Clive Jones, Director of Marcom              GateField Corporation
Actel Corporation                            510/249-5710
408/739-1010                                 peterf@gatefield.com

Don Davis
Walt & Company
408/496-0900
ddavis@walt.com



                    ACTEL AND GATEFIELD-TM- FORM STRATEGIC ALLIANCE

                  MULTI-YEAR AGREEMENT ENHANCES ACTEL'S POSITION IN
                           PROGRAMMABLE LOGIC DEVICE MARKET

     SUNNYVALE and FREMONT, Calif. - August 14,1998 - Actel Corporation (Nasdaq: ACTL) and GateField Corporation-TM- (Nasdaq SmallCap: GATEC) today announced that they have entered into a multi-year strategic alliance. The alliance gives Actel the exclusive right to market and sell GateField's Standard ProASIC-TM- products in process geometries of 0.25 micron and smaller as part of Actel's PLD (programmable logic device) families. In addition, Actel has purchased assets used in GateField's Design Services Business Unit, in Mt. Arlington, New Jersey for $5 million with potential for an "earn-out" payment of up to $1 million based on the profitability over a three-year period, in a strategic move to position Actel as a solution provider for reprogrammable ASIC (application specific integrated circuit) systems.

     The strategic alliance provides for an initial cash payment by Actel to GateField of $2 million for the sales and marketing rights, plus $1 million at the time of product qualification. Over the life of the agreement, Actel and GateField will share equally gross profits from ProASIC product sales. To further strengthen the alliance, Actel has taken an equity stake in GateField, purchasing $3 million of preferred stock convertible into two million shares of common stock at $1.50 per share. The preferred stock is entitled to a liquidation preference over the common stock equal to the purchase price.

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Actel Strikes Strategic Alliance with GateField
Page 2


     Actel develops FPGAs (field programmable gate arrays) based on non-volatile antifuse technology with current products ranging in size from 2K-36K gates. GateField currently offers reprogrammable FLASH-based FPGA products ranging in size between 5OK-180K gates. Under the terms of the strategic alliance, GateField will initially provide Actel with a 0.25 micron ProASIC product family that is expected to support densities of up to half a million programmable logic gates. The alliance further provides for migration to smaller process technologies, which GateField and Actel believe will ultimately produce multi-million gate devices. Both companies participate in the PLD segment of the ASIC market.

     "Our decision to partner with GateField is synergistic with Actel's business strategy to be a worldwide leader in the programmable logic market," said John East, president and CEO of Actel. "GateField's FLASH ProASIC products add considerable assets to Actel's offering and strengthen our commitment to provide a broad range of customer solutions addressing time-to-market, performance, density and cost. Coupled with our May 1998 announced intent to acquire AutoGate Logic, Actel is increasing its momentum to compete in the rapidly increasing ASIC replacement market."

     "By combining our complementary products and technologies with a unified marketing and sales effort, this strategic alliance will leverage the strengths of both companies," commented Dr. James Fiebiger, vice chairman and CEO of GateField. "As Actel assumes full responsibility for marketing and sales, GateField can decrease its operating expenses through a planned reduction in force, totaling twenty-six people or thirty-three percent of our entire workforce. As part of this planned reduction in force, we will transfer some of our people to Actel to integrate our ProASIC offering into their product portfolio. This is in addition to the fifteen people who went to Actel through its acquisition of our Design Services Business Unit."

     "I think everyone involved agreed that this deal was a win for both partners and expects that it will be well received by all of our combined customers and the marketplace in general. Actel's and GateField's thrust to be recognized technology and market leaders in the programmable logic market will be significantly enhanced," stated

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Actel Strikes Strategic Alliance with GateField
Page 3


Dr. Tim Saxe, president and COO of GateField, who will continue to oversee the company's product development and operations.

     Actel expects to benefit from GateField's recently announced strategic alliance with Siemens Semiconductor Group of Munich, Germany, which provides GateField with access to Siemens' 0.25-micron FLASH process technology, its wafer fabrication foundry, assembly and test support. Peter Feist, currently senior vice-president of GateField marketing, will serve as liaison to Siemens Semiconductor* and will direct GateField's joint development of programmable logic products for Actel's future ProASIC lines. Actel plans to offer beta versions of ProASIC design software in early Q4 of this year and to have sample silicon for 0.25-micron ProASIC devices available by year end.

     As previously reported, GateField's common stock currently trades on the Nasdaq SmallCap Market subject to the satisfaction of certain listing requirements. Such requirements include the satisfaction of minimum net tangible assets and stock price tests, among other requirements. There can be no assurance that GateField will be able to meet such requirements or that GateField will not be delisted from the Nasdaq SmallCap Market at any time.

ABOUT GATEFIELD

     GateField Corporation develops the revolutionary, patented FLASH-based field programmable gate array (FPGA) technology and architecture upon which its ProASIC family of high gate count, non-volatile, reprogrammable products are built. GateField is traded on the Nasdaq SmallCap Market under the symbol GATEC and is located at 47100 Bayside Parkway, Fremont, CA 94538-9942. Telephone:
800/818-8052 or 510-249-5757.  Internet: gfinfo@gatefield.com,
http://www.gatefield.com.

ABOUT ACTEL CORPORATION

     Actel is dedicated to providing logic designers with the capability and confidence to successfully move up to higher complexity designs. The company is the world's leading supplier of antifuse-based field programmable gate arrays (FPGAs) and

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Actel Strikes Strategic Alliance with GateField
Page 4


associated software development tools. FPGAs are used by designers of communications, computer, medical, military/aerospace, industrial control, and other electronic systems to differentiate their products and get them to market faster. Actel is traded on the Nasdaq National Market under the symbol ACTL and is located at 955 East Arques Avenue, Sunnyvale, California, 94086-4533.
Telephone: 408/739-1010.  Internet address, http://www.actel.com.



                                        # # #

* SEE: "GATEFIELD AND SIEMENS SIGN FOUNDRY AGREEMENT: PROASIC-TM- PRODUCTS WILL USE SIEMENS' LEADING EDGE 0.25,U FLASH TECHNOLOGY," JUNE 1, 1998 AT HTTP://WWW.GATEFIELD.COM.

EDITOR'S NOTE: THE ACTEL NAME AND LOGO ARE REGISTERED TRADEMARKS OF THE ACTEL CORPORATION. GATEFIELD AND PROASIC NAMES AND LOGOS ARE TRADEMARKS OF THE GATEFIELD CORPORATION. ALL OTHER TRADEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE BUSINESSES.


                           (SAFE HARBOR PROVISIONS FOLLOW)




ACTEL'S SAFE HARBOR PROVISION:
ACTEL'S OPERATING RESULTS ARE SUBJECT TO A MULTITUDE OF RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM PAST OR PROJECTED PERFORMANCE, INCLUDING GENERAL ECONOMIC CONDITIONS AND A VARIETY OF RISKS SPECIFIC TO ACTEL OR CHARACTERISTIC OF THE SEMICONDUCTOR INDUSTRY, SUCH AS FLUCTUATING DEMAND, INTENSE COMPETITION, RAPID TECHNOLOGICAL CHANGE AND RELATED INTELLECTUAL PROPERTY AND INTERNATIONAL TRADE ISSUES, WAFER AND OTHER SUPPLY SHORTAGES AND BOOKING AND SHIPMENT UNCERTAINTIES. FOR DISCUSSION OF THESE AND OTHER FACTORS THAT COULD HAVE A MATERIALLY ADVERSE EFFECT ON ACTEL'S OPERATING RESULTS, PLEASE SEE "RISK FACTORS" IN ACTEL'S MOST RECENT FORMS 10-K AND 10-Q WHICH WILL BE PROVIDED TO YOU FREE OF CHARGE UPON REQUEST.

GATEFIELD'S SAFE HARBOR PROVISION:
FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS, INCREASED LEVELS OF COMPETITION, NEW PRODUCT INTRODUCTIONS AND TECHNOLOGICAL CHANGES, THE COMPANY'S DEPENDENCE UPON THIRD PARTY SUPPLIERS, INTELLECTUAL PROPERTY RIGHTS AND OTHER RISKS DETAILED FROM TIME-TO-TIME IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.